UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
August 12, 2005
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49616	88-0488686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11588 Sorrento Valley Road, Suite 17, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 794-8889
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events.
On August 11, 2005, Halozyme Therapeutics, Inc. announced the clearance of its investigational new drug application (“IND”) for Chemophase™ by the U.S. Food and Drug Administration. The press release announcing the clearance of the IND is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 11, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
August 12, 2005	By:	/s/ David A. Ramsay
David A. Ramsay
Secretary and Chief Financial Officer